Subsequent Events (Tables)	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Summary of Equity Awards

The following chart summarizes the equity awards that Messrs. Barag, Rasor and Davis will receive in connection with the commencement of their employment with CatchMark Timber Trust.

	Time-Based Restricted Shares (1)	Performance-Based Restricted Shares (2)	IPO RSUs (3)
Mr. Barag	13,200	19,800	39,000
Mr. Rasor	10,400	15,600	26,000
Mr. Davis	10,400	15,600	26,000

(1)	The restricted shares vest in approximately equal annual installments on each of December 31, 2014, December 31, 2015, December 31, 2016, and December 31, 2017, subject to the executive’s continued employment with CatchMark Timber Trust on each vesting date, or on the earlier occurrence of a change in control or the executive’s termination of employment (i) by CatchMark Timber Trust without cause, (ii) by the executive for good reason, or (iii) by reason of the executive’s death or disability.

(2)	The number of restricted shares earned will be based upon achievement of performance goals for 2014 to be established by the Compensation Committee, and the earned shares will vest on each of December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017, subject to the executive’s continued employment with CatchMark Timber Trust on each vesting date. In the event of a change in control, these shares will vest as of the date of the change in control.

(3)	The restricted stock units will vest and convert to shares of Class A common stock on the closing date of this offering, subject to the executive’s continued employment with CatchMark Timber Trust on such date.